Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

Supplement to:

Ameritas NLVA 6150

Prospectus Dated May 1, 2013

Ameritas No-Load VA 6150

Prospectus Dated May 1, 2016

Ameritas Advisor VUL®

Prospectus Dated May 1, 2019

Ameritas Advisor No-Load VA and Ameritas Advisor II VUL

Prospectuses Dated May 1, 2021

Supplement Dated February 14, 2022

On January 1, 2022, Parametric Portfolio Associates LLC was added as a sub-adviser to the Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio and the Calvert VP Volatility Managed Growth Portfolio (each individually "Portfolio"). Therefore, effective January 1, 2022, Parametric Portfolio Associates LLC is added as a sub-adviser to the Portfolio Subaccount Investment Option in your Policy prospectus.

Effective on or about April 29, 2022, the Invesco V.I. International Growth Fund (the "Fund") will be renamed Invesco V.I. EQV International Equity Fund. Therefore, on or about April 29, 2022, this name change is applicable to all references to the Fund and its associated Subaccount Investment Option in your prospectus and supporting materials.

All other provisions remain as stated in your Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 852 2-22